UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Ladenburg Thalmann Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue New York, NY 10022

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 12/31/13

Item 1.  Reports to Stockholders.

LADENBURG THALMANN
ESTABLISHED 1876

Alternative Strategies Fund

Symbol: LTAFX
www.LTAFX.com

Distributed by Ladenburg Thalmann & Co. Inc.

Semi-Annual Report
December 31, 2013

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Funds' prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-800-995-5267) or visiting www.LTAFX.com.**

Fund Shareholders,

We want to thank you for your investment in the Alternative Strategies Fund (the “Fund). We sincerely appreciate the trust you have placed in us and your interest in this unique investment.

The Fund’s investment objective is to seek attractive risk-adjusted returns with low to moderate volatility, with low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income. Therefore our goal is to provide a consistent quarterly distribution to you while at the same time managing a portfolio that should experience long-term growth less dependent on traditional equity and fixed income markets.

2013 proved to be a challenging year for balancing our goal of maintaining a consistent dividend while limiting the volatility of the fund’s net asset value and generating capital appreciation. The challenges arose from a macroeconomic environment fraught with uncertainty. Our portfolio management process focuses on diversification both between and within asset classes to mitigate risk in a variety of scenarios.

Master Limited Partnerships (MLPs) posted solid performance in 2013 as the US is becoming a major energy producer. The US is more competitive in manufacturing which boosts the American consumer’s discretionary spending. We are already seeing the impact as factories are moving from overseas and we expect to see continued growth in this asset class.

The spike in interest rates that began in May with Bernanke’s first comments about tapering the Fed’s bond buying program was challenging for mortgage REITs since they are leveraged and interest-rate sensitive. We diversified our mortgage REIT portfolio by purchasing hybrid REITs that hold non-agency mortgage backed securities, which are less leveraged and can benefit from an improving economy even if rates continue to rise.

The diversification focus of Business Development Companies (BDCs) has been on whether the underlying assets (loans) and liabilities (financing) are tied to fixed or floating rates. Our portfolio has a balance of both asset and liability structures to avoid concentration with the goal of maintaining stability during any future interest rate volatility.

The portfolio is approximately 48% invested in non-traded securities. Our non-traded REIT holdings include Hines Global (a diversified global real estate portfolio), Steadfast Income (apartment buildings), Phillips Edison (shopping centers), and Griffin American Healthcare (healthcare-related facilities). Some of our non-traded holdings closed to new investments in 2013 and are now being fair valued based on indexes of comparable publicly traded companies, which has increased the NAV volatility.

As of 12/31/2013, the Fund has a total annualized return of 3.39% compared to the S&P500 at 18.27% and the Barclay’s Aggregate Bond Index at 2.61% since inception (October 2010). In 2013, the Fund returned 1.08% compared to the S&P 500 at 32.41% and Barclay’s Aggregate at -2.02%. The Fund does not seek to outperform the S&P 500 on a relative basis but instead seeks to provide diversification through non-correlation and income through distributions. The distributions paid to the shareholders of record in 2013 were $0.1460, $0.1578, $0.1483 and $0.1450 per share. As of the fourth quarter distribution, the annualized distribution rate of the Fund was approximately 6.38%.

With Appreciation,

Ladenburg Thalmann Asset Management

Disclosure:

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indices and other financial benchmarks are provided for illustrative purposes only. The volatility of any Investment Index is materially different from the model portfolio or Fund. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index performance does not reflect the deduction of any fees or expenses.

Returns for performance under one year are cumulative, not annualized. Performance results for periods under one year are short-term and may not provide an adequate basis for evaluating the performance potential of the fund over varying market conditions or economic cycles. By itself, the Fund does not constitute a

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balanced investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds.

The Fund also has invested less than 10% of its total assets in its wholly-owned and controlled Cayman Island based subsidiary (the “Subsidiary”). The Subsidiary is not a principal strategy of the Fund, and is not registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary primarily invests in Investment Funds that invest in derivatives (including commodity and financial futures, commodity-linked structured notes, swap contracts and investment pools), limited partnerships, limited liability companies, business enterprises and fixed-income securities that serve as collateral for its derivative positions, which may be used for hedging, speculation, or as substitutes for traditional securities. Please refer to the Fund’s prospectus for further details.

As portfolio and market conditions change, future distributions will vary and target yields may not be obtained in the future. Dividends are not guaranteed. Past performance is no guarantee of future results. Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal.

Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker/dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of our parent company “Ladenburg Thalmann Financial Services, Inc.” which is listed on the NYSE_MKT exchange under the symbol LTS. www.ladenburg.com. For a free prospectus and other information, please call 800-995-5267 or visit www.ltalternativestrategiesfund.com.

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Alternative Strategies Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2013

Annualized Total Returns as of December 31, 2013

	Six Months+	One Year	Since Inception*
Alternative Strategies Fund:
Without Sales Load	(2.24)%	2.36%	3.33%
With Sales Load**	(7.89)%	(4.06)%	1.43%
Barclays Gov’t /Credit Bond Index	0.46%	(2.39)%	2.64%
S&P 500 TR	15.84%	34.09%	18.14%

*	The Fund commenced operations on September 28, 2010.

**	Adjusted for initial maximum sales charge of 6.00%.

+	Non-annualized

The Barclays Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 2.84%. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of December 31, 2013
Percent of
Sector	Net Assets
Real Estate Investment Trusts	42.06
Common Stocks	32.21
Closed-End Funds	10.73
Private Investments	12.46
Mutual Funds	1.80
Short-Term Investments	0.15
Senior Common Stock	0.04
Other Assets Less Liabilities	0.55
Total	100.00
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Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2013

Shares		Market Value
	COMMON STOCK - 32.21%
	DIVERSIFIED FINANCIAL SERVICES - 1.97%
19,200	Alrington Asset Investment Corp.	$506,688

	INVESTMENT COMPANIES - 16.30%
43,435	Ares Capital Corp.	771,840
28,400	PennantPark Floating Rate Capital Ltd.	389,932
65,696	PennantPark Investment Corp.	762,074
84,940	Prospect Capital Corp.	953,027
33,160	Solar Capital Ltd.	747,758
31,156	Solar Senior Capital Ltd.	567,662
		4,192,293
	PIPELINES - 10.83%
38,605	Boardwalk Pipeline Partners LP	985,200
17,800	Enbridge Energy Partners LP	531,686
14,500	Energy Transfer Partners LP	830,125
3,350	Enterprise Products Partners LP	222,105
3,250	MarkWaest Energy Partners LP	214,923
		2,784,039
	TRANSPORTATION - 3.11%
24,200	Teekay Offshore Partners LP	800,778

	TOTAL COMMON STOCK	8,283,798
	(Cost - $8,009,762)

	REAL ESTATE INVESTMENT TRUSTS - 42.06%
24,100	American Capital Agency Corp	464,889
74,168	American Realty Capital Trust Healthcare + #	491,456
48,119	Annaly Capital Management Inc.	479,746
121,917	ARMOUR Residential REIT, Inc.	488,887
51,200	CYS Investments Inc.	379,392
86,361	Dividend Capital Industrial Income REIT II + #	791,702
102,578	Griffin American Healthcare REIT II + #	869,817
23,300	Hatteras Financial Corp.	380,722
34,930	Healthcare Trust of America, Inc.	343,711
170,164	Hines Global REIT + #	1,618,091
67,000	New York Mortgage Trust Inc.	468,330
135,627	Phillips Eduson ARC Shopping Ctr REIT + #	1,266,233
141,402	Steadfast Income REIT, Inc. + #	1,356,025
154,928	Strategic Storage Trust, Inc. + #	1,416,876
	TOTAL REAL ESTATE INVESTMENT TRUSTS	10,815,877
	(Cost - $12,031,889)

	SENIOR COMMON STOCK - 0.04%
6,740	Pacific Office Properties Trust, Inc. + #	10,784
	TOTAL SENIOR COMMON STOCK
	(Cost - $58,706)

The accompanying notes are an integral part of these financial statements.

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Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2013

Shares		Market Value
	CLOSED-END FUNDS - 10.73%
109,339	Cushing MLP Total Return Fund	$876,899
33,341	Kayne Anderson Energy Total Return Fund	911,876
24,390	Kayne Anderson MLP Investment Co.	971,942
	TOTAL CLOSED-END FUNDS	2,760,717
	(Cost - $2,500,404)

	MUTUAL FUND - 1.80%
24,728	AQR Managed Futures Strategy Fund	261,869
26,882	Wells Fargo Advantage High Income Fund	200,269
	TOTAL MUTUAL FUND	462,138
	(Cost - $450,000)

	PRIVATE INVESTMENTS - 12.46%
	BUSINESS DEVELOPMENT - 6.17%
75,061	FS Investment Corp. + #	763,669
82,905	Corporate Capital Trust + #	822,414
		1,586,083
	EQUIPMENT LEASING - 2.17%
223	Cypress Equipment Fund 17 LLC + #	134,875
651	Cypress Equipment Fund 18 LLC + #	423,492
		558,367
	LAND DEVELOPMENT - 4.12%
36,635	Walton Kimberlin Heights Development, LP *+ #	340,706
10,752	Walton Sherwood Acres, LP *+ #	99,994
10,752	Walton US Land Fund REIT *+ #	99,994
19,855	Walton US Land Fund 2, LP *+ #	168,966
37,655	Walton US Land Fund 3, LP *+ #	350,192
		1,059,852

	TOTAL PRIVATE INVESTMENTS	3,204,302
	(Cost - $3,446,353)

	SHORT-TERM INVESTMENT - 0.15%
39,244	Fidelity Institutional Money Market Fund - Money Market
	Portfolio, 0.14% ^	39,244
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $39,244)

	TOTAL INVESTMENTS - 99.45%
	(Cost - $26,536,358) (a)	$25,576,860
	OTHER ASSETS LESS LIABILITIES- 0.55%	140,665
	NET ASSETS - 100.00%	$25,717,525

The accompanying notes are an integral part of these financial statements.

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Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2013

*	Non-income producing.

+	Illiquid security. Total illiquid securities represents 42.83% of net assets as of December 31, 2013.

#	Market Value estimated using fair value procedures adopted by the Board of Trustees. See Note 2 of the Consolidated Notes to Financial Statements.

^	Money market fund; interest rate reflects the seven-day effective yield on December 31, 2013.

LP	- Limited Partnership

MLP	- Master Limited Partnership

LLC	- Limited Liability Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $26,946,818 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$819,593
Unrealized depreciation:	(2,189,551)
Net unrealized depreciation:	$(1,369,958)

The accompanying notes are an integral part of these financial statements.

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Alternative Strategies Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2013

Assets:
Investments in Securities at Value (identified cost $26,536,358)	$25,576,858
Dividends and Interest Receivable	238,423
Prepaid Expenses and Other Assets	20,147
Total Assets	25,835,428

Liabilities:
Distributions Payable	81,661
Payable to Other Affiliates	5,746
Accrued Advisory Fees	12,476
Accrued Distribution Fees	11,464
Redemptions Payable	464
Other Accrued Expenses	6,092
Total Liabilities	117,903

Net Assets (Unlimited shares of beneficial interest of no par value
authorized; 2,767,735 shares of beneficial interest outstanding)	$25,717,525

Net Asset Value and Redemption Price Per Share
($25,717,525/2,767,735 shares of beneficial interest outstanding)	$9.29
Offering Price Per Share
($9.29/0.94)	$9.88

Composition of Net Assets:
At December 31, 2013, Net Assets consisted of:
Paid-in-Capital	$26,877,520
Undistributed Net Investment Income	381,956
Accumulated Net Realized Loss on Investments	(582,451)
Net Unrealized Depreciation on Investments	(959,500)
Net Assets	$25,717,525

The accompanying notes are an integral part of these consolidated financial statements.

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Alternative Strategies Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2013

Investment Income:
Dividend Income	$1,124,349
Interest Income	116
Total Investment Income	1,124,465

Expenses:
Investment Advisory Fees	98,822
Legal Fees	34,063
Shareholder Servicing Fees	32,941
Fund Accounting Fees	14,734
Audit Fees	13,176
Administration Fees	11,794
Registration & Filing Fees	8,823
Chief Compliance Officer Fees	8,823
Printing Expense	6,302
Trustees’ Fees	6,050
Transfer Agent Fees	3,781
Custody Fees	2,521
Insurance Expense	2,521
Miscellaneous Expenses	2,017
Total Expenses	246,368
Less: Fees Waived by Adviser	(16,056)
Net Expenses	230,312

Net Investment Income	894,153
Net Realized and Unrealized Loss on Investments:
Net Realized Loss on:
Investments	(463,331)
Total Net Realized Loss	(463,331)
Net Change in Unrealized Depreciation on:
Investments	(876,782)
Net Realized and Unrealized Loss on Investments	(1,340,113)

Net Decrease in Net Assets Resulting From Operations	$(445,960)

The accompanying notes are an integral part of these consolidated financial statements.

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Alternative Strategies Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	December 31, 2013	June 30, 2013
	(Unaudited)
Operations:
Net Investment Income	$894,153	$894,495
Net Realized Gain (Loss) on Investments	(463,331)	399,406
Distributions of Capital Gains From Underlying
Investment Companies	—	12,461
Net Change in Unrealized
Depreciation on Investments	(876,782)	(525,297)
Net Increase in Net Assets
Resulting From Operations	(445,960)	781,065

Distributions to Shareholders From:
Net Investment Income ($0.29 and $0.29 per share, respectively)	(826,457)	(679,794)
Net Realized Capital Gains ($0.00 and $0.23 per share, respectively)	—	(529,655)
Return of Capital ($0.00 and $0.08 per share, respectively)	—	(186,202)
Total Distributions to Shareholders	(826,457)	(1,395,651)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (253,628 and 1,185,615 shares, respectively)	2,403,896	11,884,271
Distributions Reinvested ( 59,120 and 94,098 shares, respectively)	550,095	936,384
Cost of Shares Redeemed ( 364,184 and 178,197 shares, respectively)	(3,544,759)	(1,805,461)
Total From Shares of Beneficial Interest Transactions	(590,768)	11,015,194

Increase (Decrease) in Net Assets	(1,863,185)	10,400,608

Net Assets:
Beginning of Period	27,580,710	17,180,102
End of Period	$25,717,525	$27,580,710

Undistributed Net Investment Income at End of Period	$381,956	$314,260

The accompanying notes are an integral part of these consolidated financial statements.

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Alternative Strategies Fund
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended December 31, 2013

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(445,960)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(5,775,154)
Sales of investments	6,042,727
Return of Capital distributions from investments	30,465
Net sales of short term securities	250,495
Net realized loss from investments, net of capital loss distributions	463,331
Net unrealized depreciation from investments	876,782

Changes in assets and liabilities
(Increase)/Decrease in assets:
Dividends and Interest Receivable	(31,449)
Prepaid Expenses and Other Assets	7,015
Increase/(Decrease) in liabilities:
Accrued Advisory Fees	(8,643)
Payable to Other Affiliates	(1,060)
Accrued Distribution Fee	5,678
Other Accrued Expenses and Other Liabilities	(20,332)
Net cash used in operating activities	1,393,895

Cash flows from financing activities:
Proceeds from shares sold	2,403,896
Payment on shares redeemed	(3,544,759)
Cash distributions paid	(253,032)
Net cash provided by financing activities	(1,393,895)

Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of reinvestment of dividends	$550,095

The accompanying notes are an integral part of these consolidated financial statements.

10

Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six		For the Year	For the Year	For the Period
	Months Ended		Ended	Ended	Ended
	December 31, 2013		June 30, 2013	June 30, 2012	June 30, 2011*
	(Unaudited)
Net Asset Value, Beginning of Period	$9.79		$10.01	$10.05	$10.00
Increase From Operations:
Net investment income (a)	0.32		0.39	0.29	0.22
Net gain (loss) from investments (both realized and unrealized)	(0.53)		(0.01)	0.26	0.13
Total from operations	(0.21)		0.38	0.55	0.35

Less Distributions:
From net investment income	(0.29)		(0.29)	(0.22)	(0.16)
From net realized gains on investments	—		(0.23)	(0.14)	—
From paid in capital	—		(0.08)	(0.23)	(0.14)
Total Distributions	(0.29)		(0.60)	(0.59)	(0.30)

Net Asset Value, End of Period	$9.29		$9.79	$10.01	$10.05

Total Return (b)	(2.05)%		3.92%	5.81%	3.53%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$25,718		$25,718	$17,180	$10,255
Ratio to average net assets:
Expenses, Gross (d)	1.87	% (c)	1.98%	2.28%	6.00	% (c)
Expenses, Net of Reimbursement (d)	1.75	% (c)	1.75%	1.75%	1.75	% (c)
Net investment income, Net of Reimbursement (d)(f)	6.79	% (c)	3.88%	2.93%	2.92	% (c)
Portfolio turnover rate	10.98	% (e)	20.27%	13.76%	0.25	% (e)

*	The Fund commenced operations on September 28, 2010.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Does not include expenses of other investment companies in which the Fund invests.

(e)	Not annualized.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

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Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2013

1.	Organization

Alternative Strategies Fund, (formerly the Ladenburg Thalmann Alternative Strategies Fund) (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts (“REITs”). Investment funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles. The Fund commenced operations on September 28, 2010.

2.	SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds - The Fund may invest in Funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s fair value team using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each

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Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund invests in some securities which are not traded and the fair value team has established a methodology for fair value of each type of security. Generally, the Real Estate Investment Trusts (REITs) are publicly registered but not traded. When the REIT is in the public offering period the Fund values the REIT at cost. The Fund generally purchases REITs at Net Asset Value (NAV) or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because, if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The Private Investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

13

Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s assets measured at fair value:

Assets*	Level I	Level 2	Level 3	Total
Common Stock	$8,283,798	$—	$—	$8,283,798
Real Estate Investment Trusts	3,005,677	491,456	7,318,744	10,815,877
Senior Common Stock	—	—	10,784	10,784
Closed-End Fund	2,760,717	—	—	2,760,717
Mutual Fund	462,138	—	—	462,138
Private Investments	—	763,669	2,440,633	3,204,302
Short-Term Investments	39,244	—	—	39,244
Total	$14,551,574	$1,255,125	$9,770,161	$25,576,860

*	Refer to the Consolidated Portfolio of Investments for industry classifications.

There were no transfers between Level 1, Level 2, or Level 3 during the period.

It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Real Estate Investment Trusts	Private Investments	Senior Common Stock	Total
Beginning Balance	$6,767,798	$2,568,401	$20,220	$9,356,419
Total realized gain (loss)	—	—	—	—
Depreciation	(265,043)	(100,440)	(9,436)	(374,919)
Cost of Purchases	815,989	—	—	815,989
Proceeds from Sales and Return of Capital	—	(27,328)	—	(27,328)
Accrued Interest	—	—	—	—
Net transfers in/out of level 3	—	—	—	—
Ending Balance	$7,318,744	$2,440,633	$10,784	$9,770,161
14

Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

Consolidation of Subsidiaries – During the period the Fund may have invested up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acted as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The consolidated financial statements of the Fund include LASF Fund Limited CFC (“LASF”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

LASF invested in the global derivatives markets through the use of one or more proprietary global macro trading programs (“global macro programs”), which are often labeled “managed futures” programs.  Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.  It was anticipated that the global macro programs used by LASF would be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  LASF’s investments in a global macro program may have been through investment in one or more unaffiliated private investment vehicles or unaffiliated commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisers or “CTAs” registered with the U.S. Commodity Futures Trading Commission.  The Fund or LASF do not consolidate the assets, liabilities, capital or operations of the trading companies into their financial statements. Rather, the unaffiliated trading company is separately presented as an investment in the Fund’s Consolidated Portfolio of Investments. Income, gains and unrealized appreciation or depreciation on the investments in the trading companies are recorded in the Fund’s Consolidated Statement of Assets and Liabilities and the Fund’s Consolidated Statement of Operations.

In accordance with its investment objectives and through its exposure to the aforementioned commodity-based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s Prospectus.

For tax purposes, LASF is an exempted Cayman investment company. LASF has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LASF is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, LASF net income and capital gain, to the extent of its earnings and profits, will be included in the Fund’s investment company taxable income.

As of December 31, 2013, LASF has been fully liquidated.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended December 31, 2013, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

15

Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

Distributions to Shareholders –Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	Advisory Fee and Other Related Party Transactions

Advisory Fees – Pursuant to the investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Ladenburg Thalmann Asset Management, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended December 31, 2013, the Adviser earned advisory fees of $98,822.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make reimbursements to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the six months ended December 31, 2013, the Adviser waived fees of $16,056.

As of June 30, 2013, the Adviser has $276,670 of waived fees and reimbursed expenses that may be recovered by the following dates:

June 30, 2014	June 30, 2015	June 30, 2016	Total
$135,652	$72,266	$52,696	$260,614

Pursuant to a separate servicing agreement with Gemini Fund Services, LLC, (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

16

Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

Amounts owed to GFS for these various services are reflected as Payable to other affiliates in the Consolidated Statement of Assets and Liabilities.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”). The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services. For the six months ended December 31, 2013, the Fund incurred shareholder servicing fees of $32,941.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser. For the six months ended December 31, 2013, the Distributor received $41,842 in underwriting commissions for sales of the Fund’s shares, of which $2,545 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc. executed portfolio trades on behalf of the Fund for which they received $1,457 in trade commissions.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2013 amounted to $5,775,154 and $2,828,168, respectively.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal years was as follows:

	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012
Ordinary Income	$744,407	$364,343
Long-Term Capital Gain	465,042	142,413
Return of Capital	186,202	317,633
	$1,395,651	$824,389

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forward	Other Book/ Tax Differences	Post October Loss and Late Year Loss	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$—	$—	$—	$(118,024)	$—	$230,446	$112,422

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships and the Fund’s wholly owned subsidiary.

6.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of

17

Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

December 31, 2013

Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2013, the Fund was invested in the following restricted securities:

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
Cypress Equpment Fund 17 LLC	12/27/2010	223	$207,500	$134,875	0.52%
Cypress Equpment Fund 18 LLC	04/01/2011	651	$604,990	$423,492	1.65%
Walton Kimberlin Heights Development, LP	12/27/2010	36,635	$340,706	$340,706	1.32%
Walton Sherwood Acres, LP	04/29/2011	10,752	$99,994	$99,994	0.39%
Walton US Land Fund 1, LP	11/08/2011	10,752	$99,994	$99,994	0.39%
Walton US Land Fund 2, LP	08/22/2012	19,855	$157,323	$168,966	0.66%
Walton US Land Fund 3, LP	11/16/2012	37,655	$350,192	$350,192	1.36%

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

Alternative Strategies Fund

EXPENSE EXAMPLE (Unaudited)

December 31, 2013

As a shareholder of the Fund you incur two types of cost, transaction costs or sales loads and ongoing costs, including management fees, shareholder service fees and other Fund operating expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales loads which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During the Period* (7/1/13 to 12/31/13)
Actual	$1,000.00	$979.50	$8.73
Hypothetical (5% return before expenses)	$1,000.00	$1,016.38	$8.89

*	Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.75%, multiplied by the number of days in the period from July 1, 2013 through December 31, 2013 (184) divided by the number of days in the fiscal year (365).
19

Alternative Strategies Fund* - Ladenburg Thalmann Asset Management, Inc. (Unaudited)

In connection with the regular meeting held on August 15, 2013 the Board of Trustees (the “Trustees”) of the Alternative Strategies Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”) with respect to the Fund. In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser currently manages approximately $1.3 billion in assets and since 1982 has provided personalized investment strategies and solutions such as asset allocation strategies, retirement solutions, wealth management, private investment management, separate account management and alternative investments to individuals, families, endowments, retirement plans and profit sharing plans. The Board reviewed and confirmed the background of the key investment personnel who have been responsible for servicing the Fund and acknowledges their experience in creating & implementing investment solutions, operations, trading, legal and compliance which they obtained from holding various financial industry positions over the years. They noted in March 2013, the Adviser added a research analyst with a background in economics and several years of financial industry experience to be part of the investment team which the Trustees concluded was a positive addition. The Trustees discussed that the Adviser provides research and analysis, portfolio construction and compliance services to the Fund in addition to having an investment committee that supports the portfolio manager with research, due diligence and ongoing analysis on the macro-economy and the Funds investment sectors, with investments in Non Traded REITS and Reg D products making up a fair portion of the portfolio, the Board considered as a positive that the Adviser uses an independent due diligence provider’s analysis and updated information received directly from the REIT companies as part of their regular monitoring of their valuation process. The Trustees considered that the Adviser provides Fund compliance by reviewing assets and trades daily in addition to monthly and quarterly reviews of compliance checklists ensuring compliance to the Adviser’s policies. The Trustees noted that the Adviser has had no material compliance or litigation issues since the last contract renewal. The Trustees noted that the Adviser has always been openly candid with the Trustees and responsive to comments and recommendations from the Trustees which gives the Trustees confidence that the Adviser will continue to provide a high quality of service to the Fund and its shareholders.

Performance.   The Trustees noted that the Fund outperformed the Barclays Government/Credit Bond Index (-0.62% vs. 6.01%) and the Morningstar Multi-Alternative Category averages over the one year and since inception time periods (2.83% vs. 6.01%). They noted that the Adviser is giving up some return by not being correlated in the S&P 500 enough. They further considered that the adviser has acknowledged in its 15(c) response that the Fund does not seek to outperform the S&P 500 on a relative basis but instead seeks to provide diversification through non-correlation and income through distributions. After further discussion, The Trustees agreed that the Adviser is achieving its objective and its performance is acceptable.

Fees and Expenses. The Trustees noted the Fund is currently paying a 0.75% advisory fee based on the average net assets of the Fund. The Trustees also compared the advisory fee and net expense ratio of the Fund to the fees and expenses charged by a peer group of funds. The Trustees noted that the Fund’s

20

management fee was lower than the average for funds in the peer group. The Trustees also noted that the Fund’s expense ratio was below the average for funds in the peer group. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, were reasonable in light of the services the Fund receives from the Adviser, the Fund’s participation in the expense limitation agreement, and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Trustees considered whether there are economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale. After discussion, it was noted that because of the Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, and were not a relevant consideration at this time.

Profitability. The Trustees considered the profits realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Trustees, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees also considered the profits realized by the adviser from other activities related to the Fund. The Trustees concluded that because of the Adviser’s expense limitation agreement and Fund asset levels, the Trustees was satisfied that the firm’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement for a one-year period is in the best interests of the Trust and the Fund’s shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
21

PRIVACY NOTICE

Rev. Feb 2014

FACTS	WHAT DOES ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-877-803-6583
22

Rev. Feb 2014

Who we are
Who is providing this notice?	Alternative Strategies Fund
What we do
How does Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Alternative Strategies Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alternative Strategies Fund doesn’t not jointly market.

23

Investment Adviser

Ladenburg Thalmann Asset Management, Inc.

520 Madison Avenue, 9th Floor

New York, NY 10022

Administrator

Gemini Fund Services, LLC

80 Arkay Drive Suite 110

Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Ladenburg Thalmann Asset Management, Inc. (hereinafter, “Ladenburg”, “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to direct investments in companies held in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

SUMMARY OF PROXY VOTING PROCEDURES

As a fiduciary to its investors, Ladenburg recognizes the need to actively manage and vote proxies and other shareholder actions and consents that may arise in the course of its investment advisory activities on behalf of its clients.  However, due to the nature of the investments of the Fund and indirect exposure to underlying equity investments, we believe that it would be rare that Ladenburg would be in a position to cast a vote or called upon to vote a proxy.

In the event that Ladenburg does receive a proxy notice, shareholder consent, or is otherwise entitled to vote on any issue related to the investments of its advisory client accounts, Ladenburg will process and vote all shareholder proxies and other actions in a timely manner insofar as Ladenburg can determine based on the facts available to Ladenburg at the time of its action, in the best interests of the affected Ladenburg advisory client(s).  Although Ladenburg expects that proxies will generally be voted in a manner consistent with the guidelines set forth in this policy, there may be individual cases where, based on facts available to Ladenburg, voting according to policy would not be in the best interests of the fund and its shareholders. In such cases, Ladenburg may vote counter to the stated policy.

Proxy Voting Procedure

1) Notices received are reviewed by the Compliance Department;

2) Forwarded to the Research & Asset Allocation Department for review and voting decision;

3) Vote or consent entered according to Ladenburg’s best judgment under the facts and circumstances presented.  Such decision shall be made, documented and approved by the Research & Asset Allocation Department and at least one member of the Executive Committee;

4) Final review and sign-off by Compliance Department and filing with a copy in the Proxy Voting Log.

Ladenburg may at any time, outsource Proxy Voting responsibilities to Institutional Shareholder Services (“ISS”) or similar service provider that the Executive Committee may approve, provided that such service provider votes each proxy based on decisions made by Ladenburg.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-643-3431 and can also be found on the EDGAR database on the web at http://www.sec.gov.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Mr. Philip Blancato, President of Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), is the Fund’s portfolio manager. Mr. Blancato has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2010.  Mr. Blancato’s primary responsibilities at the Adviser involve creating and distributing high net worth fee-based platforms and serving as the managing member of the firm’s Investment Policy Committee which determines the strategic outlook for all the firm’s clients’ investments.  Mr. Blancato is also a Member of the Board of Directors of each of the Adviser’s parent company (LTFSI) subsidiary companies, Ladenburg Thalmann and Co. Inc., Triad Advisors, Inc. and Investacorp, Inc. where he helps make strategic decisions about each company’s initiatives. Prior to joining Ladenburg Thalmann in 2004, Mr. Blancato worked for Powell Johnson as the Managing Director of Advisory Services where he directed the creation and implementation of a suite of fee-based platforms.  Mr. Blancato also worked at Prudential Securities for twelve years where he held various positions within the Investment Management Services division including First Vice President and Director of Portfolio Management Programs where he developed and improved upon the positioning and functionality of discretionary fee-based programs.  During his tenure, the Portfolio Management division became one of the most successful divisions within Prudential Securities with assets in excess of $16 billion.

As of June 30, 2013, Mr. Blancato was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the portfolio manager manages assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Mr. Blancato receives a salary, retirement plan benefits and performance-based bonus from the Adviser.

As of June 30, 2013, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Mr. Philip Blancato	$10,001-$50,000

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ladenburg Thalmann Alternative Strategies Fund

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

2/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

2/28/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

2/28/14